                        AIM ADVISOR LARGE CAP VALUE FUND

                                [Cover Image]


[AIM LOGO APPEARS HERE]            ANNUAL REPORT              DECEMBER 31, 1998



                INVEST WITH DISCIPLINE --Registered Trademark--

                                       WALL STREET TO TRINITY CHURCH (1993,
                                       SERIES) BY BEAU REDMOND, LIVING AMERICAN
                                       WHILE VISITING NEW YORK IN 1980, THE
                                       ARTIST WANTED TO SKETCH A WALL STREET
  [Cover Image]                        SCENE BUT DID NOT HAVE ANY DRAWING
                                       PAPER, SO HE USED WHAT HE DID HAVE, A
                                       PAGE FROM THE WALL STREET JOURNAL. THEN,
                                       INSTEAD OF TRANSFERRING THE SKETCH TO
                                       CANVAS, HE PAINTED ON THE NEWSPAPER
                                       PAGE, CREATING AN EVOCATIVE MEDIUM THAT
                                       WOULD LEAD TO PAINTINGS SUCH AS THIS
                                       ONE. THIS PIECE CALLS TO MIND THE
                                       INDELIBLE LINK BETWEEN WALL STREET AND
                                       THE STOCK MARKET, WHERE LARGE-CAP
                                       COMPANIES ARE A MAJOR DRIVING FORCE.

AIM Advisor Large Cap Value Fund is for shareholders who seek a high total return on investment through growth of capital and current income, without regard to federal income tax considerations.

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Advisor Large Cap Value Fund performance figures are historical and reflect reinvestment of all distributions and changes in net asset value. Unless otherwise indicated, the Fund's performance is computed at net asset value without a sales charge.
o During the fiscal year ended 12/31/98 the Fund paid distributions of $2.22 per share for Class A shares, and $2.12 per share for Class B and Class C shares.
o When sales charges are included in performance figures, Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the Fund's Class B and Class C shares will differ from that of Class A shares due to differences in sales charge structure and class expenses.
o Because Class B shares have been offered for less than one year (since 3/3/98), all total return figures for Class B shares reflect cumulative total return that has not been annualized.
o The Fund's investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The Dow Jones Industrial Average (the Dow) is a price-weighted average of 30 actively traded primarily industrial stocks.
o The unmanaged Lipper Growth & Income Fund Index represents an average of the performance of the 30 largest growth-and-income funds. It is compiled by Lipper, Inc., an independent mutual funds performance monitor. Results shown reflect reinvestment of dividends.
o The Russell 1000 Stock Index is an unmanaged index generally considered representative of large- capitalization stocks.
o The Russell 1000 Value Index measures performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.
o The Standard & Poor's Composite Index of 500 Stocks (S&P 500) is a group of unmanaged securities widely regarded by investors to be representative of the stock market in general.
o The Standard & Poor's 400 Mid-Cap Index (S&P 400) is an unmanaged index comprising common stocks of approximately 400 mid-capitalization companies.
o The Russell 2000 Stock Index is an unmanaged index generally considered representative of small-capitalization stocks
o An investment cannot be made in any index listed. Unless otherwise indicated, index results include reinvested dividends and do not reflect sales charges.

AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. THERE IS A RISK THAT YOU COULD LOSE A PORTION OR ALL OF YOUR MONEY.

 This report may be distributed only to current shareholders or to persons who have received a current prospectus of the Fund.

                       AIM ADVISOR LARGE CAP VALUE FUND

                        ANNUAL REPORT / CHAIRMAN'S LETTER


                   Dear Fellow Shareholder:

                   As the fiscal year opened, markets were recovering from the
[PHOTO OF          concerns produced by financial crises in Asia during 1997,
Charles T.         and this optimism early in 1998 led several market indexes
  Bauer,           to all-time highs in spring and early summer. However, the
Chairman of        year was to bring two particularly serious financial shocks,
the Board of       first the debt default by Russia, and later the gathering
  THE FUND         crisis in Brazil, which devalued its currency shortly after
APPEARS HERE]      the fiscal year closed. The result was another year of
                   significant market volatility here and abroad.
                        Optimism yielded to pessimism over the summer amid
                   global financial crises and a widespread decline in U.S.
                   corporate earnings growth. Particularly from July through October, a major market correction for equities, including previously high-flying blue chips, bolstered U.S. Treasury issues, whose safety attracts investors in doubtful times.
                   Beginning in late September, the U.S. Federal Reserve Board intervened to pump liquidity and confidence into markets. Investors responded favorably, and the year closed on a positive note with domestic equities rallying and bonds displaying much less momentum.
     Some stock indexes produced excellent total return for the year, with the S&P 500 index of large-company stocks up a dramatic 28.60%. But focusing on one market benchmark may give you an incomplete view. There was wide divergence among market segments this fiscal year. For example, the Russell 2000 index of small-company stocks declined 2.55%. Even within the S&P 500, the bigger the company, the better the performance.

HOW SHOULD INVESTORS RESPOND?
We understood how unnerving 1998's level of volatility could have been. Of course, our repeated message to you is to keep a long-term outlook on investments rather than responding to short-term fluctuations. And we are pleased to note that most mutual fund shareholders remained cool headed and did not pull out of the markets during 1998. In the end, most were rewarded for their long-term perspective.
    In view of recent volatility and the divergent performance of market sectors, this may be a very good time to meet with your financial consultant to review your current asset allocation and the diversification of your portfolio. Broad portfolio diversification remains one of the most fundamental principles of investing, along with long-term thinking and realistic expectations.

YOUR FUND MANAGERS' COMMENTS
On the pages that follow, your Fund's managers, experienced professionals who have weathered previous periods of market turbulence, offer more detailed discussion of how markets behaved, how they managed the portfolio in light of recent volatility, and what they foresee for markets and your Fund. We hope you find their discussion informative.

YEAR 2000 CONCERN
Many of our shareholders have asked us about AIM's year 2000 readiness status. We appreciate these concerns, and we take the year 2000 issue seriously. AIM has devoted considerable effort to creating a comprehensive plan for assessing, correcting and testing our in-house systems. We will also participate in an industrywide testing effort scheduled to begin in March. But no matter how well we prepare and test, no one can know for sure what the year 2000 will bring. Our industry's systems are connected in complex ways to many third parties, and there may be unforeseen problems when the year 2000 actually arrives. Though we cannot predict what all those problems might be, we are working with our business recovery team to develop contingency plans appropriate for a variety of year 2000 scenarios.
    We are pleased to send you this report on your Fund's fiscal year. If you have any questions or comments, please contact our Client Services department at 800-959-4246, or e-mail your inquiry to us at general@aimfunds.com. You can access information about your account through our AIM Investor Line at 800-246-5463 or at our Web site, www.aimfunds.com. We often post market updates on our Web site.
    We thank you for your continued participation in The AIM Family of Funds--Registered Trademark--.


Sincerely,

/s/ CHARLES T. BAUER

Charles T. Bauer
Chairman, A I M Advisors, Inc.

                    -------------------------------------

                             . . . WE ARE PLEASED

                              TO NOTE THAT MOST

                                 MUTUAL FUND

                            SHAREHOLDERS REMAINED

                           COOL HEADED AND DID NOT

                               PULL OUT OF THE

                             MARKETS DURING 1998.

                    -------------------------------------

                       AIM ADVISOR LARGE CAP VALUE FUND

                       ANNUAL REPORT / MANAGERS' OVERVIEW


FUND REBOUNDS ON STRENGTH OF LARGE-CAP STOCKS

IT WAS AN UNSETTLING YEAR IN THE STOCK MARKET. HOW DID AIM LARGE CAP VALUE FUND PERFORM?

Despite an extremely volatile market and much uncertainty among investors, the Fund continued to provide excellent returns.
    For the fiscal year ended December 31, 1998, the Fund posted a total return of 14.07% for Class A shares and 13.15% for Class C shares. Those results finished close to the Lipper Growth and Income Fund Index, which had a return of 13.58%, and the Russell 1000 Value Index, which had a return of 15.63%. Class B shares, which had their inception on March 3, 1998, produced a cumulative total return of 6.51% through the end of the fiscal year.
    The Fund staged a remarkable recovery in the fourth quarter of the fiscal year, with Class A and Class C shares posting returns of 18.04% and 17.83%, respectively, for the three-month period.
    The Fund's total net assets increased from $177 million to more than $205 million during the fiscal year.

WHAT WERE THE MAJOR TRENDS IN THE STOCK MARKET DURING THE FISCAL YEAR?

Volatility was the theme in the markets in 1998. Early in the year, U.S. markets shrugged off global financial concerns that had previously dampened stock performance. Markets peaked in April, then paused. In June the market rally resumed, and by mid-July various equity indexes, including the Dow and the S&P 500, had climbed to new highs.
    The "Asian contagion" reappeared when Japan's extensive banking problems were revealed to be worse than expected and Russia effectively defaulted on its government debt. These events cast doubt on the sustainability of the long economic expansion in the United States and the boom in Europe's stock markets. The market downturn that ensued eventually involved even the very large, very liquid stocks that were chiefly responsible for the U.S. market's earlier rise. The large-capitalization S&P 500 fell over 19% from its high in mid-July through the end of August. Mid-cap and smaller stocks fared worse, with the S&P 400 down almost 25% during the same period. European markets were not immune to the decline, and many overseas markets were devastated.
    In an attempt to calm the nerves of investors who were shifting their money from equity markets to any security considered liquid--a worldwide flight to quality--the Federal Reserve Board (the Fed) cut the federal funds rate by 0.25% in late September. Few people were assuaged by the action. Two weeks later, in an unusual inter-meeting move, the Fed lowered both the federal funds rate and the discount rate by 0.25%, igniting a fierce market rally. Both rates were lowered by 0.25% again in November. By the The market's volatility created a number of opportunities for the Fund to purchase quality holdings at attractive prices. close of the fiscal year, markets were enjoying relative equilibrium.

===============================================================================
SECTOR ALLOCATION
-------------------------------------------------------------------------------

As of 12/31/98, based on total net assets


COMMUNICATIONS SERVICES                 3.4%

UTILITIES                               3.3%

BASIC MATERIALS                         3.6%

ENERGY                                  6.9%

HEALTH CARE                             8.8%

CAPITAL GOODS                           9.7%

TECHNOLOGY                             12.2%

CONSUMER STAPLES                       13.3%

CONSUMER CYCLLCALS                     14.4%

TRANSPORTATION                          2.4%

FINANCIALS                             22.2%
===============================================================================

HOW DID LARGE-CAP STOCKS FARE IN THE UNCERTAIN MARKETS?

Large-cap stocks, such as those in which the Fund invests, again led performance. Mid-sized and small-company stocks bore the brunt of the market's summer decline as investors shifted their focus to large, well-established companies better able to weather the volatile market.
    The market advance in 1998 was concentrated in large-cap growth stocks, which outperformed value stocks by one of the widest margins in history. Even so, the market's volatility created a number of opportunities for the Fund to purchase quality holdings at attractive prices.


                      -------------------------------------

                      THE MARKET'S VOLATALITY CREATED A

                        NUMBER OF OPPORTUNITIES FOR THE

                       FUND TO PURCHASE QUALITY HOLDINGS

                            AT ATTRACTIVE PRICES.

                      -------------------------------------

         See important Fund and index disclosures inside front cover.

                       ANNUAL REPORT / MANAGERS' OVERVIEW

PORTFOLIO COMPOSITION

As of 12/31/98, based on total net assets

==================================================================================================
TOP 10 COMPANIES                                TOP 10 INDUSTRIES
--------------------------------------------------------------------------------------------------
1.  UST, Inc.                           2.49%   1.  Oil (International Integrated)            6.68%
2.  Schering-Plough Corp.               2.37    2.  Financial (Diversified)                   6.25
3.  SUPERVALU, Inc.                     2.07    3.  Computers (Hardware)                      4.71
4.  National City Corp.                 1.97    4.  Banks (Money Center)                      4.25
5.  Lowe's Companies, Inc.              1.97    5.  Health Care (Drugs-Major Pharmaceuticals) 4.24
6.  Dun & Bradstreet Corp. (The)        1.92    6.  Computers (Software & Services)           4.07
7.  Merck & Co., Inc.                   1.86    7.  Insurance (Property-Casualty)             4.01
8.  Exxon Corp.                         1.85    8.  Tobacco                                   3.75
9.  Sun Microsystems, Inc.              1.84    9.  Banks (Major Regional)                    3.70
10. American General Corp.              1.84    10. Health Care (Diversified)                 3.50

Please keep in mind that the Fund's portfolio is subject to change and there is no assurance the Fund will continue to hold any particular security.
==================================================================================================

HOW WAS THE FUND POSITIONED AT THE END OF THE REPORTING PERIOD?

The Fund's top sector weightings as of December 31, 1998, were as follows: financials, 22.2%; consumer cyclicals, 14.4%; consumer staples, 13.3%; and technology, 12.2%. The Fund had 71% of its assets invested in large- and mega-cap stocks and 29% invested in mid-cap stocks, while having no weighting in small-cap stocks.

WERE ANY SECTORS PARTICULARLY AFFECTED BY THE MARKET'S VOLATILITY?

The financial sector experienced major ups and downs in 1998. Early in the year the biggest U.S. banks were riding on a positive earnings tide of proposed major mergers to create a ripple effect felt in the rest of the financial sector. However, many U.S. banks and brokerages experienced substantial losses during the third quarter due to global financial concerns and the near collapse of a major hedge fund. As a result, we reduced our position in some companies that were hurt by their foreign exposure.
    We are still enthusiastic about financial stocks because we feel that some good names took unfounded hits in the latter part of the year, so we have maintained a substantial weighting in this sector. We continue to believe in the long-term potential of financial stocks and are prepared for any short-term problems. Financial stocks that we liked include National City, American General, First Union and Fannie Mae.
    Declining oil prices, which fell to their lowest level in 12 years, hurt energy stock prices as the supply exceeded demand. Foreign market weakness hobbled commodity pricing as foreign countries still trying to recover from the market's dive curtailed their import levels and flooded markets with exports to raise capital. We have scaled back our weightings in both energy and basic materials until these situations improve.
    We have still found value in the oil industry using our discipline that evaluates each company's historical profitability relative to its current price. We believe the oil giants, such as Exxon and Amoco, are better positioned to weather continuing weak market conditions due to their diverse business operations and huge size.

HOW DID OTHER SECTORS IN THE FUND PERFORM?

The Fund benefited from owning consumer-oriented stocks such as building material giant Lowe's and clothing retailer The Limited. In health care, two major pharmaceutical companies we liked were Merck and Schering-Plough. And while we were slightly underweight in technology, our holdings in that sector--including IBM, Sun Microsystems and Oracle--performed well for the Fund.

WHAT IS YOUR OUTLOOK FOR THE FUTURE?

At the close of 1998, the consumer price index was on track to record its smallest annual increase since 1986, when the index rose just 1.1%. Meanwhile, the Fed appeared to have adopted a "wait and see" attitude because inflation sat at its lowest point in more than a decade. Some analysts expect more interest rate cuts in the coming year as the U.S. economy continues to slow, with annual gross domestic product growth likely to be in the 1.5% to 2.5% range, and as world markets continue to recover and stabilize.
    After offering some disappointments as the year came to a close, U.S. corporate profits are expected to be mixed, and unemployment may rise in 1999. The markets' roller-coaster ride in 1998 led many analysts to believe that high volatility may be here to stay, as companies prepare to compete in the new, uncertain environment. Regardless of near-term volatility, we believe the Fund is well positioned to continue its strong performance.

         See important Fund and index disclosures inside front cover.

                       AIM ADVISOR LARGE CAP VALUE FUND

                      ANNUAL REPORT / PERFORMANCE HISTORY


YOUR FUND'S LONG-TERM PERFORMANCE

RESULTS OF A $10,000 INVESTMENT
AIM ADVISOR LARGE CAP VALUE FUND VS. BENCHMARK INDEXES

2/15/84-12/31/98
In thousands

---------------------------------------------------------------------------------------------------
               AIM ADVISOR LARGE
                  CAP VALUE             LIPPER GROWTH AND                            RUSSELL 1000
               FUND - C SHARES          INCOME FUND INDEX        S&P 500 INDEX       VALUE INDEX
---------------------------------------------------------------------------------------------------
                                          (In thousands)
12/84             10,738                    10,562                  10,687              11,119
12/85             13,909                    13,578                  14,078              14,707
12/86             14,993                    15,971                  16,705              17,336
12/87             16,071                    16,393                  17,582              17,845
12/88             18,326                    19,401                  20,492              20,920
12/89             22,322                    24,005                  26,975              27,284
12/90             21,484                    22,567                  26,140              26,149
12/91             28,701                    28,830                  34,090              34,786
12/92             30,087                    31,607                  36,683              37,930
12/93             32,843                    36,228                  40,375              41,780
12/94             33,727                    36,078                  40,907              41,939
12/95             43,939                    47,312                  56,265              57,779
12/96             51,485                    57,094                  69,179              70,751
12/97             67,272                    72,438                  92,252              93,992
12/98             76,116                    82,275                  118,612             119,389
====================================================================================================

Past performance is no guarantee of comparable future results.

====================================================================================================

===============================================================================
AVERAGE ANNUAL TOTAL RETURNS

As of 12/31/98, including sales charges

Class C Shares

Inception (2/15/84)      14.62%
  10 years               15.30
   5 years               18.31
   1 year                12.15*

Class A Shares

Inception (12/31/96)     19.14%

   1 year                 7.81**

Class B Shares

Inception (3/3/98)        1.61%***

*  13.15%, excluding sales charge
** 14.07%, excluding sales charge
*** 6.51%, excluding sales charge. Total return provided is cumulative total return that has not been annualized.
===============================================================================

Sources: Towers Data Systems HYPO --Registered Trademark--, Bloomberg.

===============================================================================

    Your Fund's total return includes sales charges, expenses, and management fees. The performance of the Fund's Class C shares will differ from Class A and Class B shares due to differing fees and expenses. For fund data performance calculations and descriptions of indexes cited in this page, please refer to the inside front cover.

MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN.

ABOUT THIS CHART

The chart compares your Fund to benchmark indexes. An index measures performance of a hypothetical portfolio. It is important to understand differences between your Fund and these indexes. Your Fund's total return is shown with a sales charge and includes Fund expenses and management fees. A market index such as the Russell 1000 Value Index or the S&P 500 Index is not managed, incurring no sales charges, expenses or fees. (Please note that the results for these indexes are from 1/31/84-12/31/98.) If you could buy all the securities that make up a market index, you would incur expenses that would affect your investment's return. Use of these indexes is intended to give you a general idea of how your Fund performed compared to the stock market.
    An index of funds such as the Lipper Growth & Income Fund Index includes a number of mutual funds grouped by investment objective. Each of those funds interprets that objective differently, and each employs a different management style and investment strategy.

                       AIM ADVISOR LARGE CAP VALUE FUND

SCHEDULE OF INVESTMENTS

December 31, 1998

                                                     MARKET
                                       SHARES        VALUE
COMMON STOCKS-97.45%

AEROSPACE/DEFENSE-1.00%

Lockheed Martin Corp.                    24,360   $  2,064,510
--------------------------------------------------------------

AIRLINES-1.45%

Southwest Airlines Co.                  132,450      2,971,846
--------------------------------------------------------------

AUTOMOBILES-1.40%

DaimlerChrysler AG                       30,000      2,881,875
--------------------------------------------------------------

BANKS (MAJOR REGIONAL)-3.70%

Bank One Corp.                           69,660      3,557,013
--------------------------------------------------------------
National City Corp.                      56,000      4,060,000
--------------------------------------------------------------
                                                     7,617,013
--------------------------------------------------------------

BANKS (MONEY CENTER)-4.25%

BankAmerica Corp.                        45,674      2,746,150
--------------------------------------------------------------
Chase Manhattan Corp. (The)              34,500      2,348,156
--------------------------------------------------------------
First Union Corp.                        60,000      3,648,750
--------------------------------------------------------------
                                                     8,743,056
--------------------------------------------------------------

BANKS (REGIONAL)-0.95%

Commerce Bancshares, Inc.                45,990      1,954,575
--------------------------------------------------------------

BEVERAGES (ALCOHOLIC)-0.73%

Anheuser-Busch Companies, Inc.           23,000      1,509,375
--------------------------------------------------------------

BEVERAGES (NON-ALCOHOLIC)-1.03%

PepsiCo, Inc.                            51,600      2,112,375
--------------------------------------------------------------

CHEMICALS-0.63%

Dow Chemical Co. (The)                   14,300      1,300,407
--------------------------------------------------------------

COMPUTERS (HARDWARE)-4.71%

Compaq Computer Corp.                    67,900      2,847,557
--------------------------------------------------------------
International Business Machines
  Corp.                                  16,500      3,048,375
--------------------------------------------------------------
Sun Microsystems, Inc.(a)                44,300      3,793,188
--------------------------------------------------------------
                                                     9,689,120
--------------------------------------------------------------

COMPUTERS (SOFTWARE &
  SERVICES)-4.07%

Computer Associates International,
  Inc.                                   56,000      2,387,000
--------------------------------------------------------------
Electronic Data Systems Corp.            52,200      2,623,050
--------------------------------------------------------------
Oracle Corp.(a)                          78,100      3,368,063
--------------------------------------------------------------
                                                     8,378,113
--------------------------------------------------------------

CONSTRUCTION (CEMENT &
  AGGREGATES)-1.66%

Vulcan Materials Co.                     25,900      3,407,468
--------------------------------------------------------------

CONSUMER (JEWELRY, NOVELTIES &
  GIFTS)-0.62%

American Greetings Corp.-Class A         31,000      1,272,937
--------------------------------------------------------------

DISTRIBUTORS (FOOD & HEALTH)-2.07%
SUPERVALU, INC.                         152,000      4,256,000
--------------------------------------------------------------

ELECTRIC COMPANIES-3.16%
DTE Energy Co.                           35,000      1,500,625
--------------------------------------------------------------
GPU, Inc.                                35,000      1,546,563
--------------------------------------------------------------
Southern Co.                             70,000      2,034,375
--------------------------------------------------------------

                                                     MARKET
                                       SHARES        VALUE
ELECTRIC COMPANIES-(CONTINUED)

Teco Energy, Inc.                        50,000   $  1,409,375
--------------------------------------------------------------
                                                     6,490,938
--------------------------------------------------------------

ELECTRICAL EQUIPMENT-2.51%

Emerson Electric Co.                     30,000      1,876,875
--------------------------------------------------------------
General Electric Co.                     32,200      3,286,412
--------------------------------------------------------------
                                                     5,163,287
--------------------------------------------------------------

ELECTRONICS (COMPONENT
  DISTRIBUTORS)-0.55%

W.W. Grainger, Inc.                      27,000      1,123,875
--------------------------------------------------------------

ELECTRONICS (DEFENSE)-1.02%

Raytheon Co.                             39,400      2,098,050
--------------------------------------------------------------

FINANCIAL (DIVERSIFIED)-6.25%

American General Corp.                   48,600      3,790,800
--------------------------------------------------------------
Fannie Mae                               50,000      3,700,000
--------------------------------------------------------------
MGIC Investment Corp.                    44,000      1,751,750
--------------------------------------------------------------
Morgan Stanley, Dean Witter,
  Discover & Co.                         50,750      3,603,250
--------------------------------------------------------------
                                                    12,845,800
--------------------------------------------------------------

FOODS-1.61%

H.J. Heinz Co.                           58,350      3,304,068
--------------------------------------------------------------

HEALTH CARE (DIVERSIFIED)-3.50%

Abbott Laboratories                      71,200      3,488,800
--------------------------------------------------------------
American Home Products Corp.             65,800      3,705,363
--------------------------------------------------------------
                                                     7,194,163
--------------------------------------------------------------

HEALTH CARE (DRUGS-GENERIC &
  OTHER)-0.77%

Mylan Laboratories, Inc.                 50,000      1,575,000
--------------------------------------------------------------

HEALTH CARE (DRUGS-MAJOR
  PHARMACEUTICALS)-4.24%

Merck & Co., Inc.                        25,900      3,825,106
--------------------------------------------------------------
Schering-Plough Corp.                    88,400      4,884,100
--------------------------------------------------------------
                                                     8,709,206
--------------------------------------------------------------

HOUSEHOLD FURNITURE AND
  APPLIANCES-1.17%

Maytag Corp.                             38,600      2,402,850
--------------------------------------------------------------

HOUSEHOLD PRODUCTS
  (NON-DURABLES)-1.00%

Kimberly-Clark Corp.                     37,900      2,065,550
--------------------------------------------------------------

INSURANCE (LIFE/HEALTH)-1.99%

Jefferson-Pilot Corp.                    36,000      2,700,000
--------------------------------------------------------------
Torchmark Corp.                          39,700      1,401,906
--------------------------------------------------------------
                                                     4,101,906
--------------------------------------------------------------

INSURANCE (MULTI-LINE)-0.62%

Loews Corp.                              13,000      1,277,250
--------------------------------------------------------------

INSURANCE (PROPERTY-CASUALTY)-4.01%

Allstate Corp. (The)                     45,000      1,738,125
--------------------------------------------------------------
General Re Corp.(a)>)                    13,500      3,363,727
--------------------------------------------------------------
Old Republic International Corp.         60,000      1,350,000
--------------------------------------------------------------

                                                     MARKET
                                       SHARES        VALUE
INSURANCE
  (PROPERTY-CASUALTY)-(CONTINUED)

SAFECO Corp.                             42,000   $  1,803,375
--------------------------------------------------------------
                                                     8,255,227
--------------------------------------------------------------

IRON & STEEL-0.93%

Nucor Corp.                              44,000      1,903,000
--------------------------------------------------------------

MACHINERY (DIVERSIFIED)-0.85%

Dover Corp.                              48,000      1,758,000
--------------------------------------------------------------

MANUFACTURING (DIVERSIFIED)-2.52%

Hanson PLC-ADR (United Kingdom)          61,000      2,379,000
--------------------------------------------------------------
Illinois Tool Works Inc.                 17,000        986,000
--------------------------------------------------------------
Textron, Inc.                            24,000      1,822,500
--------------------------------------------------------------
                                                     5,187,500
--------------------------------------------------------------

MANUFACTURING (SPECIALIZED)-1.09%

Federal Signal Corp.                     82,000      2,244,750
--------------------------------------------------------------

METALS MINING-0.25%

Phelps Dodge Corp.                       10,100        513,839
--------------------------------------------------------------

OFFICE EQUIPMENT & SUPPLIES-1.05%

Pitney Bowes, Inc.                       32,600      2,153,637
--------------------------------------------------------------

OIL (INTERNATIONAL INTEGRATED)-6.68%

Amoco Corp.                              45,400      2,741,025
--------------------------------------------------------------
Exxon Corp.                              52,000      3,802,500
--------------------------------------------------------------
Repsol S.A.-ADR (Spain)                  60,000      3,277,500
--------------------------------------------------------------
Royal Dutch Petroleum Co.-New York
  Shares-ADR (Netherlands)               40,400      1,934,150
--------------------------------------------------------------
YPF Sociedad Anonima-ADR (Argentina)     70,900      1,980,770
--------------------------------------------------------------
                                                    13,735,945
--------------------------------------------------------------

PHOTOGRAPHY/IMAGING-1.49%

Xerox Corp.                              26,000      3,068,000
--------------------------------------------------------------

PUBLISHING (NEWSPAPERS)-1.54%

Gannett Co., Inc.                        48,000      3,177,000
--------------------------------------------------------------

RAILROADS-0.83%

GATX Corp.                               25,000        946,875
--------------------------------------------------------------
Norfolk Southern Corp.                   24,000        760,500
--------------------------------------------------------------
                                                     1,707,375
--------------------------------------------------------------

RETAIL (BUILDING SUPPLIES)-3.19%

Lowe's Companies, Inc.                   79,000      4,043,813
--------------------------------------------------------------
Sherwin-Williams Co.                     85,400      2,508,625
--------------------------------------------------------------
                                                     6,552,438
--------------------------------------------------------------

                                                     MARKET
                                       SHARES        VALUE
RETAIL (DEPARTMENT STORES)-1.14%

J.C. Penney Co., Inc.                    50,000   $  2,343,750
--------------------------------------------------------------

RETAIL (DRUG STORES)-1.35%

Rite Aid Corp.                           55,900      2,770,543
--------------------------------------------------------------

RETAIL (SPECIALTY-APPAREL)-1.60%

Limited, Inc. (The)                     113,000      3,291,125
--------------------------------------------------------------

SERVICES (COMMERCIAL &
  CONSUMER)-2.05%

Dun & Bradstreet Corp. (The)            125,000      3,945,313
--------------------------------------------------------------
Waddell & Reed Financial, Inc.            2,258         53,486
--------------------------------------------------------------
Waddell & Reed Financial, Inc.-Class
  B                                       9,722        226,036
--------------------------------------------------------------
                                                     4,224,835
--------------------------------------------------------------

SPECIALTY PRINTING-1.33%

Deluxe Corp.                             75,000      2,742,187
--------------------------------------------------------------

TELEPHONE-3.37%

Ameritech Corp.                          25,000      1,584,375
--------------------------------------------------------------
Bell Atlantic Corp.                      25,000      1,420,313
--------------------------------------------------------------
Telefonos de Mexico S.A.-ADR
  (Mexico)                               40,800      1,986,450
--------------------------------------------------------------
US West, Inc.                            30,000      1,938,750
--------------------------------------------------------------
                                                     6,929,888
--------------------------------------------------------------

TEXTILES (APPAREL)-1.33%

VF Corp.                                 58,500      2,742,187
--------------------------------------------------------------

TOBACCO-3.75%

Philip Morris Companies, Inc.            48,500      2,594,750
--------------------------------------------------------------
UST, Inc.                               147,000      5,126,626
--------------------------------------------------------------
                                                     7,721,376
--------------------------------------------------------------

WASTE MANAGEMENT-0.44%

Browning-Ferris Industries, Inc.         32,100        912,843
--------------------------------------------------------------
    Total Common Stocks (Cost $123,395,128)        200,446,058
--------------------------------------------------------------

                                     PRINCIPAL
                                       AMOUNT
REPURCHASE AGREEMENT-2.06%(b)

SBC Warburg Dillon Read, Inc.,
  4.75%, 01/04/99(c) (Cost
  $4,238,817)                        $4,238,817      4,238,817
--------------------------------------------------------------

TOTAL INVESTMENTS-99.51%                           204,684,875
--------------------------------------------------------------

OTHER ASSETS LESS LIABILITIES-0.49%                  1,003,333
--------------------------------------------------------------

NET ASSETS-100.00%                                $205,688,208
==============================================================

Notes to Schedule of Investments:

(a) Non-income producing security.

(b) Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. The collateral is marked daily to ensure its market value is at least 102% of the sales price of the repurchase agreement. The investments in some repurchase agreements are through participation in joint accounts with other mutual funds, private accounts, and certain non-registered investments companies managed by the investment advisor or its affiliates.

(c) Joint repurchase agreement entered into 12/31/98 with a maturing value of $1,000,527,778. Collateralized by $2,207,068,000 U.S. Government
    obligations, 0% to 6.75% due 06/30/99 to 11/15/21 with an aggregate market value at 12/31/98 of $1,020,001,079.

Abbreviation:

ADR - American Depositary Receipt

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 1998

ASSETS:

Investments, at market value (cost
  $127,633,945)                              $204,684,875
---------------------------------------------------------
Receivables for:
  Investments sold                              1,646,315
---------------------------------------------------------
  Capital stock sold                              179,131
---------------------------------------------------------
  Interest and dividends                          227,786
---------------------------------------------------------
Investment for deferred compensation plan           6,268
---------------------------------------------------------
Other assets                                        7,473
---------------------------------------------------------
    Total assets                              206,751,848
---------------------------------------------------------

LIABILITIES:

Payables for:
  Capital stock reacquired                        452,659
---------------------------------------------------------
  Deferred compensation plan                        6,268
---------------------------------------------------------
Accrued advisory fees                             128,722
---------------------------------------------------------
Accrued operating services fees                    32,189
---------------------------------------------------------
Accrued distribution fees                         429,703
---------------------------------------------------------
Accrued directors' fees and expenses               14,099
---------------------------------------------------------
    Total liabilities                           1,063,640
---------------------------------------------------------
Net assets applicable to shares outstanding  $205,688,208
=========================================================

NET ASSETS:

Class A                                      $ 15,683,734
=========================================================
Class B                                      $  7,325,026
=========================================================
Class C                                      $182,679,448
=========================================================

CAPITAL STOCK, $0.001 PAR VALUE PER SHARE:

Class A:
  Authorized                                  100,000,000
---------------------------------------------------------
  Outstanding                                     622,440
=========================================================
Class B:
  Authorized                                  100,000,000
---------------------------------------------------------
  Outstanding                                     292,328
=========================================================
Class C:
  Authorized                                  100,000,000
---------------------------------------------------------
  Outstanding                                   7,291,777
=========================================================
Class A:

  Net asset value and redemption price per
    share                                    $      25.20
=========================================================
  Offering price per share:
    (Net asset value of $25.20 divided
       by 94.50%)                            $      26.67
=========================================================
Class B:
  Net asset value and offering price per
    share                                    $      25.06
=========================================================
Class C:
  Net asset value and offering price per
    share                                    $      25.05
=========================================================

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 1998

INVESTMENT INCOME:

Dividends (net of $27,237 foreign
  withholding tax)                           $ 3,755,243
--------------------------------------------------------
Interest                                         458,728
--------------------------------------------------------
    Total investment income                    4,213,971
--------------------------------------------------------

EXPENSES:

Advisory fees                                  1,430,336
--------------------------------------------------------
Operating services fees                          858,298
--------------------------------------------------------
Directors' fees and expenses                       9,117
--------------------------------------------------------
Distribution fees-Class A                         38,204
--------------------------------------------------------
Distribution fees-Class B                         35,283
--------------------------------------------------------
Distribution fees-Class C                      1,763,061
--------------------------------------------------------
    Total expenses                             4,134,299
--------------------------------------------------------
Less: Fees waived by advisor                    (303,604)
--------------------------------------------------------
    Net expenses                               3,830,695
--------------------------------------------------------
Net investment income                            383,276
--------------------------------------------------------

REALIZED AND UNREALIZED GAIN FROM
  INVESTMENT SECURITIES:

Net realized gain from investment
  securities                                  13,666,132
--------------------------------------------------------
Net unrealized appreciation of investment
  securities                                   9,514,639
--------------------------------------------------------
    Net gain on investment securities         23,180,771
--------------------------------------------------------
Net increase in net assets resulting from
  operations                                 $23,564,047
========================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED DECEMBER 31, 1998 AND 1997

                                                                  1998           1997
                                                              ------------   ------------
OPERATIONS:

  Net investment income                                       $    383,276   $     45,808
-----------------------------------------------------------------------------------------
  Net realized gain from investment securities                  13,666,132     17,674,268
-----------------------------------------------------------------------------------------
  Net unrealized appreciation of investment securities           9,514,639     24,024,117
-----------------------------------------------------------------------------------------
    Net increase in net assets resulting from operations        23,564,047     41,744,193
-----------------------------------------------------------------------------------------
Distributions to shareholders from net investment income:
  Class A                                                          (63,186)        (6,926)
-----------------------------------------------------------------------------------------
  Class B                                                           (4,659)            --
-----------------------------------------------------------------------------------------
  Class C                                                         (130,140)       (10,706)
-----------------------------------------------------------------------------------------
Distributions to shareholders from net realized gains on
  investment securities:
  Class A                                                       (1,168,568)      (415,931)
-----------------------------------------------------------------------------------------
  Class B                                                         (558,881)            --
-----------------------------------------------------------------------------------------
  Class C                                                      (14,182,679)   (17,806,373)
-----------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                       10,506,884      5,055,769
-----------------------------------------------------------------------------------------
  Class B                                                        7,500,215             --
-----------------------------------------------------------------------------------------
  Class C                                                        2,997,348     11,252,055
-----------------------------------------------------------------------------------------
    Net increase in net assets                                  28,460,381     39,812,081
-----------------------------------------------------------------------------------------

NET ASSETS:

  Beginning of period                                          177,227,827    137,415,746
-----------------------------------------------------------------------------------------
  End of period                                               $205,688,208   $177,227,827
=========================================================================================

NET ASSETS CONSIST OF:

  Capital (par value and additional paid-in)                  $127,632,168   $105,927,721
-----------------------------------------------------------------------------------------
  Undistributed net investment income                              210,789          5,961
-----------------------------------------------------------------------------------------
  Undistributed net realized gain from investment securities       794,321      3,757,854
-----------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities              77,050,930     67,536,291
-----------------------------------------------------------------------------------------
                                                              $205,688,208   $177,227,827
=========================================================================================

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 1998

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Advisor Large Cap Value Fund (the "Fund") is a series portfolio of AIM Advisor Funds, Inc. (the "Company"). The Company is a Maryland corporation and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of five diversified portfolios. The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is to achieve a high total return on investment through capital appreciation and current income, without regard to federal income tax considerations.
  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
A. Security Valuations-A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the mean between the closing bid and asked prices on that day. Each security traded in the over-the-counter market (but not including securities reported on the NASDAQ National Market System) is valued at the mean between the last bid and asked prices based upon quotes furnished by market makers for such securities. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date, or absent a last sales price, at the mean of the closing bid and asked prices. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity Securities for which market prices are not provided by any of the above methods are valued at the mean between last bid and asked prices based upon quotes furnished by independent sources. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Company's Board of Directors. Investments with maturities of 60 days or less are valued on the basis of amortized cost which approximates market value.
B. Securities Transactions, Investment Income and Distributions-Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on the accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Such dividends are declared and paid quarterly. On December 31, 1998 additional paid in capital increased $700,000, undistributed net investment income was increased $19,537 and undistributed net realized gains decreased by $719,537 as a result of equalization credits and in order to comply with the requirements of the American Institute of Certified Public Accountants Statement of Position 93-2. Net assets of the fund were unaffected by the reclassification discussed above.
C. Federal Income Taxes-The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
D. Expenses-Distribution expenses directly attributable to a class of shares are charged to that class' operations. All other expenses are allocated among the classes.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Company has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.75% of the Fund's average daily net assets. AIM has entered into a sub-advisory agreement with INVESCO Capital Management, Inc. ("ICM") whereby AIM pays ICM an annual rate of 0.20% of the Fund's average daily net assets.
  The Company, pursuant to an operating services agreement with AIM, has agreed to pay AIM an annual rate of 0.45% of the Fund's average daily net assets for providing or arranging to provide accounting, legal (except litigation), dividend disbursing, transfer agency, registrar, custodial, shareholder reporting, sub-accounting and recordkeeping services and functions. This agreement provides that AIM pays all fees and expenses associated with these and other functions, including, but not limited to, registration fees, shareholder meeting fees, and proxy statement and shareholder report expenses. During the year ended December 31, 1998, AIM was paid $565,610 for such services. As of June 1, 1998, AIM has voluntarily agreed to limit the operating services fees to an annual rate of 0.45% of the first $50 million of the Fund's average daily net assets and 0.10% of the Fund's average daily net assets in excess of $50 million. During the period June 1, 1998 through December 31, 1998, AIM voluntarily waived operating services fees in the amount of $292,688.
  The Company has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Company has adopted distribution plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares and Class C shares (the "Class A and C Plan"), and the Fund's Class B shares (the "Class B Plan") (collectively, the "Plans"). The Fund, pursuant to the Class A and C Plan, pays AIM Distributors compensation at an annual rate of 0.35% of the average daily net assets attributable to the Class A shares and 1.00% of the average daily net assets attributable to the Class C shares. AIM Distributors has voluntarily agreed to limit the Class A shares plan payments to 0.25% for three years beginning August 4, 1997. The Fund, pursuant to the Class B Plan, pays AIM Distributors compensation at an annual rate of 1.00% of the average daily net assets attributable to the Class B shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges, that may be paid by the respective classes. During the year ended December 31, 1998, for the Class A and Class C shares and the period March 3, 1998 (date sales commenced) through December 31, 1998 for the Class B shares, the Class A, Class B and Class C shares paid AIM Distributors $27,288, $35,283 and $1,763,060, respectively, as compensation under the Plans. During the year ended December 31, 1998, AIM Distributors waived fees of $10,916 for the Class A shares.
  AIM Distributors received commissions of $32,564 from sales of Class A shares of the Fund during the year ended December 31, 1998. Such commissions are not an expense to the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended December 31, 1998, AIM Distributors received commissions of $34,868 in contingent deferred sales charges imposed on redemptions of shares. Certain officers and directors of the Company are officers and directors of AIM, A I M Fund Services, Inc. and AIM Distributors.

  The combined effect of the advisory agreements, operating services agreement and the distribution plan for the Fund is to place a cap or ceiling on the total annual expenses of the Fund, other than brokerage commissions, interest, taxes, litigation, directors' fees and expenses, and other extraordinary expenses. AIM has voluntarily agreed to adhere to maximum expense ratios for the Fund. To the extent that the Fund exceeds the amounts, AIM or its affiliates will waive its fees to reimburse the Fund to assure that the Fund's expenses do not exceed the designated maximum amounts except for those items specifically identified above. If, in any calendar quarter, the average net assets of the Fund are less than $500 million, the Fund's expenses shall not exceed 1.55% for Class A and 2.20% for Class C; on the next $500 million of net assets, expenses shall not exceed 1.50% for Class A and 2.15% for Class C; on the next $1 billion of net assets, expenses shall not exceed 1.45% for Class A and 2.10% for Class C; and on all assets over $2 billion, expenses shall not exceed 1.40% for Class A and 2.05% for Class C.
  During the year ended December 31, 1998, the Fund paid legal fees of $3,813 for services rendered by Kramer, Levin, Naftalis & Frankel as counsel to the Company's directors. A member of that firm is a director of the Company.

NOTE 3-DIRECTORS' FEES

Directors' fees represent remuneration paid or accrued to each director who is not an "interested person" of AIM. The Company may invest directors' fees, if so elected by a director, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 4-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. Interest on borrowings under the line of credit is payable on maturity or prepayment date. Prior to an amendment of the line of credit on May 1, 1998, the Fund was limited to borrowing up to the lesser of (i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. During the year ended December 31, 1998, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.05% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 5-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended December 31, 1998, was $99,685,561 and $94,791,863, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities, on a tax basis, as of December 31, 1998 is as follows:

Aggregate unrealized appreciation of investment
  securities                                      $78,415,322
-------------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                            (1,364,392)
-------------------------------------------------------------
Net unrealized appreciation of investment
  securities                                      $77,050,930
=============================================================
Investments have the same cost for tax and financial
  statement purposes.

NOTE 6-CAPITAL STOCK

Changes in the Fund's capital stock outstanding during the years ended December 31, 1998 and 1997 were as follows:

                                 1998                       1997*
                       -------------------------   -----------------------
                         SHARES        AMOUNT       SHARES       AMOUNT
                       ----------   ------------   --------   ------------
Sold:
  Class A                 546,830   $ 13,836,246    198,806   $  4,859,057
--------------------------------------------------------------------------
  Class B**               312,678      8,015,582         --             --
--------------------------------------------------------------------------
  Class C                 745,155     18,894,552    745,080     17,246,229
--------------------------------------------------------------------------
Issued as
  reinvestment of
  dividends:
  Class A                  48,828      1,187,383     15,389        365,541
--------------------------------------------------------------------------
  Class B                  20,082        485,925         --             --
--------------------------------------------------------------------------
  Class C                 553,152     13,379,377    683,868     16,255,395
--------------------------------------------------------------------------
Reacquired:
  Class A                (180,617)    (4,516,745)    (6,796)      (168,829)
--------------------------------------------------------------------------
  Class B**               (40,432)    (1,001,292)        --             --
--------------------------------------------------------------------------
  Class C              (1,159,833)   (29,276,581)  (955,477)   (22,249,569)
--------------------------------------------------------------------------
                          845,843   $ 21,004,447    680,870   $ 16,307,824
==========================================================================

 * Shares have been restated to reflect a 4 for 1 stock split, effected in the form of a 300% stock dividend, on November 7, 1997.
** Class B shares commenced sales on March 3, 1998.

NOTE 7-FINANCIAL HIGHLIGHTS

Shown below are the financial highlights for a share of Class A capital stock outstanding during each of the years in the two-year period ended December 31, 1998, for a share of Class B capital stock outstanding during the period March 3, 1998 (date sales commenced) through December 31, 1998, and for a share of Class C capital stock outstanding during each of the years in the five-year period ended December 31, 1998.

                                                                  CLASS A(a)        CLASS B
                                                              ------------------    -------
                                                               1998      1997(b)     1998
                                                              -------    -------    -------
Net asset value, beginning of period                          $ 24.11    $20.57     $25.59
------------------------------------------------------------  -------    ------     ------
Income from investment operations:
  Net investment income                                          0.20(c)   0.23(c)    0.02
------------------------------------------------------------  -------    ------     ------
  Net gains on securities (both realized and unrealized)         3.11      6.17       1.57
------------------------------------------------------------  -------    ------     ------
    Total from investment operations                             3.31      6.40       1.59
------------------------------------------------------------  -------    ------     ------
Less distributions:
  Dividends from net investment income                          (0.12)    (0.15)     (0.02)
------------------------------------------------------------  -------    ------     ------
  Distributions from net realized gains                         (2.10)    (2.71)     (2.10)
------------------------------------------------------------  -------    ------     ------
    Total distributions                                         (2.22)    (2.86)     (2.12)
------------------------------------------------------------  -------    ------     ------
Net asset value, end of period                                $ 25.20    $24.11     $25.06
============================================================  =======    ======     ======
Total return(d)                                                 14.07%    31.66%      6.51%
============================================================  =======    ======     ======
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $15,684    $5,000     $7,325
============================================================  =======    ======     ======
Ratio of expenses to average net assets(e)                       1.30%(f)   1.46%     2.05%(f)(g)
============================================================  =======    ======     ======
Ratio of net investment income to average net assets(h)          0.91%(f)   0.77%     0.16%(f)(g)
============================================================  =======    ======     ======
Portfolio turnover rate                                            52%       34%        52%
============================================================  =======    ======     ======

(a) Per share information and shares have been restated to reflect a 4 for 1 stock split, effected in the form of a 300% stock dividend, on November 7, 1997.

(b) The Fund changed investment advisors on August 4, 1997.

(c) Calculated using average shares outstanding.

(d) Does not deduct sales charges and is not annualized for periods less than one year.

(e) After fee waivers and/or reimbursements. Ratios of expenses to average net assets prior to fee waivers and/or reimbursement were 1.55% and 1.56% for 1998-1997 for Class A and 2.20% (annualized) for 1998 for Class B.

(f) Ratios are based on average net assets of $10,915,560 and $4,236,305 for Class A and Class B, respectively.
(g) Annualized.

(h) After fee waivers and/or reimbursements. Ratios of net investment income to average net assets prior to fee waivers and/or reimbursement were 0.66% and 0.67% for 1998-1997 for Class A and 0.01% (annualized) for 1998 for Class B.

                                                                                     CLASS C(a)
                                                              --------------------------------------------------------
                                                                1998       1997(b)        1996       1995       1994
                                                              --------     --------     --------   --------   --------
Net asset value, beginning of period                          $  24.08     $  20.57     $  17.60   $  13.96   $  14.90
------------------------------------------------------------  --------     --------     --------   --------   --------
Income from investment operations:
  Net investment income                                           0.04         0.01(c)      0.05       0.10       0.09
------------------------------------------------------------  --------     --------     --------   --------   --------
  Net gains on securities (both realized and unrealized)          3.05         6.21         2.97       4.11       0.32
------------------------------------------------------------  --------     --------     --------   --------   --------
    Total from investment operations                              3.09         6.22         3.02       4.21       0.41
------------------------------------------------------------  --------     --------     --------   --------   --------
Less distributions:
  Dividends from net investment income                           (0.02)          --        (0.05)     (0.10)     (0.09)
------------------------------------------------------------  --------     --------     --------   --------   --------
  Distributions from net realized gains                          (2.10)       (2.71)          --      (0.47)     (1.26)
------------------------------------------------------------  --------     --------     --------   --------   --------
    Total distributions                                          (2.12)       (2.71)       (0.05)     (0.57)     (1.35)
============================================================  ========     ========     ========   ========   ========
Net asset value, end of period                                $  25.05     $  24.08     $  20.57   $  17.60   $  13.96
============================================================  ========     ========     ========   ========   ========
Total return(d)                                                  13.15%       30.66%       17.17%     30.28%      2.69%
============================================================  ========     ========     ========   ========   ========
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $182,679     $172,228     $137,416   $113,573   $ 77,929
============================================================  ========     ========     ========   ========   ========
Ratio of expenses to average net assets                           2.05%(e)(f)     2.21%     2.26%      2.28%      2.25%
============================================================  ========     ========     ========   ========   ========
Ratio of net investment income to average net assets              0.16%(f)(g)     0.02%     0.24%      0.64%      0.61%
============================================================  ========     ========     ========   ========   ========
Portfolio turnover rate                                             52%          34%          19%        17%        21%
============================================================  ========     ========     ========   ========   ========

(a) Per share information and shares have been restated to reflect a 4 for 1 stock split, effected in the form of a 300% stock dividend, on November 7, 1997.

(b) The Fund changed investment advisors on August 4, 1997.

(c) Calculated using average shares outstanding.

(d) Does not deduct contingent deferred sales charges.

(e) After fee waivers and/or reimbursements. Ratios of expenses to average net assets prior to fee waivers and/or reimbursement were 2.20% for 1998.

(f) Ratios are based on average net assets of $176,305,963.

(g) After fee waivers and/or reimbursements. Ratios of net investment income to average net assets prior to fee waivers and/or reimbursement were 0.01% for 1998.

                       INDEPENDENT AUDITORS' REPORT

                       The Board of Directors and Shareholders of
                       AIM Advisor Large Cap Value Fund:

                       We have audited the accompanying statement of assets and liabilities of AIM Advisor Large Cap Value Fund (a portfolio of AIM Advisor Funds, Inc.), including the schedule of investments, as of December 31, 1998, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audit. The accompanying statement of changes in net assets for the year ended December 31, 1997 and the financial highlights for each of the years in the four-year period ended December 31, 1997, were audited by other auditors whose report thereon dated February 5, 1998, expressed an unqualified opinion on such statement and financial highlights.
                         We conducted our audits in accordance with generally
                       accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial presentation. We believe that our audit provides a reasonable basis for our opinion.
                         In our opinion, the 1998 financial statements and
                       financial highlights referred to above present fairly, in all material respects, the financial position of AIM Advisor Large Cap Value Fund as of December 31, 1998, the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with generally accepted accounting principles.

                                                    KPMG LLP

                       Houston, Texas
                       February 5, 1999

BOARD OF DIRECTORS                                OFFICERS                                      OFFICE OF THE FUND
Charles T. Bauer                                  Charles T. Bauer                              11 Greenway Plaza
Chairman                                          Chairman                                      Suite 100
A I M Management Group Inc.                                                                     Houston, TX 77046
                                                  Robert H. Graham
Bruce L. Crockett                                 President                                     INVESTMENT ADVISOR
Director
ACE Limited;                                      John J. Arthur                                A I M Advisors, Inc.
Formerly Director, President, and                 Senior Vice President and Treasurer           11 Greenway Plaza
Chief Executive Officer                                                                         Suite 100
COMSAT Corporation                                Carol F. Relihan                              Houston, TX 77046
                                                  Senior Vice President and Secretary
Owen Daly II                                                                                    SUB-ADVISOR
Director                                          Gary T. Crum
Cortland Trust Inc.                               Senior Vice President                         INVESCO Capital Management, Inc.
                                                                                                1315 Peachtree Street, N.E.
Edward K. Dunn Jr.                                Dana R. Sutton                                Atlanta, GA 30309
Chairman, Mercantile Mortgage Corp.;              Vice President and Assistant Treasurer
Formerly Vice Chairman and President,                                                           TRANSFER AGENT
Mercantile-Safe Deposit & Trust Co.; and          Robert G. Alley
President, Mercantile Bankshares                  Vice President                                A I M Fund Services, Inc.
                                                                                                P.O. Box 4739
Jack Fields                                       Stuart W. Coco                                Houston, TX 77210-4739
Chief Executive Officer                           Vice President
Texana Global, Inc.;                                                                            CUSTODIAN
Formerly Member                                   Melville B. Cox
of the U.S. House of Representatives              Vice President                                State Street Bank and Trust Company
                                                                                                225 Franklin Street
Carl Frischling                                   Karen Dunn Kelley                             Boston, MA 02110
Partner                                           Vice President
Kramer, Levin, Naftalis & Frankel                                                               COUNSEL TO THE FUND
                                                  Jonathan C. Schoolar
Robert H. Graham                                  Vice President                                Ballard Spahr
President and Chief Executive Officer                                                           Andrews & Ingersoll, LLP
A I M Management Group Inc.                       Renee A. Friedli                              1735 Market Street
                                                  Assistant Secretary                           Philadelphia, PA 19103
Prema Mathai-Davis
Chief Executive Officer, YWCA of the U.S.A.,      P. Michelle Grace                             COUNSEL TO THE DIRECTORS
Commissioner, New York City Dept. for             Assistant Secretary
the Aging; and member of the Board of Directors,                                                Kramer, Levin, Naftalis & Frankel
Metropolitan Transportation Authority of          Jeffrey H. Kupor                              919 Third Avenue
New York State                                    Assistant Secretary                           New York, NY 10022

Lewis F. Pennock                                  Nancy L. Martin                               DISTRIBUTOR
Attorney                                          Assistant Secretary
                                                                                                A I M Distributors, Inc.
Ian W. Robinson                                   Ofelia M. Mayo                                11 Greenway Plaza
Consultant; Formerly Executive                    Assistant Secretary                           Suite 100
Vice President and                                                                              Houston, TX 77046
Chief Financial Officer                           Lisa A. Moss
Bell Atlantic Management                          Assistant Secretary                           AUDITORS
Services, Inc.
                                                  Kathleen J. Pflueger                          KPMG LLP
Louis S. Sklar                                    Assistant Secretary                           700 Louisiana
Executive Vice President                                                                        Houston, TX 77002
Hines Interests                                   Samuel D. Sirko
Limited Partnership                               Assistant Secretary

                                                  Stephen I. Winer
                                                  Assistant Secretary

                                                  Mary J. Benson
                                                  Assistant Treasurer

REQUIRED FEDERAL INCOME TAX INFORMATION
AIM Advisor Large Cap Value Fund paid ordinary dividends in the amount of $0.159 for Class A shares and $0.062 for Class B and C shares per share, to shareholders during the Fund's tax year ended December 31, 1998. Of these amounts 100% is eligible for the dividends received deduction for corporations.
  The Fund also distributed long-term capital gains of $16,284,268 for the Fund's tax year ended December 31, 1998. Of long-term capital gains distributed, 100% is 20% rate gain.

                                 THE AIM FAMILY OF FUNDS--Registered Trademark--

GROWTH FUNDS                               MONEY MARKET FUNDS                     A I M Management Group Inc. has provided
AIM Aggressive Growth Fund(1)              AIM Money Market Fund                  leadership in the mutual fund industry
AIM Blue Chip Fund                         AIM Tax-Exempt Cash Fund               since 1976 and managed approximately $109
AIM Capital Development Fund                                                      billion in assets for more than 6.2 million
AIM Constellation Fund                     INTERNATIONAL GROWTH FUNDS             shareholders, including individual investors,
AIM Mid Cap Equity Fund(2), (A)            AIM Advisor International Value Fund   corporate clients, and financial institutions,
AIM Select Growth Fund(3)                  AIM Asian Growth Fund                  as of December 31, 1998.
AIM Small Cap Growth Fund(2), (B)          AIM Developing Markets Fund(2)            The AIM Family of Funds--Registered Trademark--
AIM Small Cap Opportunities Fund           AIM Europe Growth Fund(2)              is distributed nationwide, and AIM today is the
AIM Value Fund                             AIM European Development Fund          10th-largest mutual fund complex in the U.S. in
AIM Weingarten Fund                        AIM International Equity Fund          assets under management, according to Strategic
                                           AIM Japan Growth Fund(2)               Insight, an independent mutual fund monitor.
GROWTH & INCOME FUNDS                      AIM Latin American Growth Fund(2)
AIM Advisor Flex Fund                      AIM New Pacific Growth Fund(2)
AIM Advisor Large Cap Value Fund
AIM Advisor MultiFlex Fund                 GLOBAL GROWTH FUNDS
AIM Advisor Real Estate Fund               AIM Global Aggressive Growth Fund
AIM Balanced Fund                          AIM Global Growth Fund
AIM Basic Value Fund(2), (C)
AIM Charter Fund
                                           GLOBAL GROWTH & INCOME FUNDS
INCOME FUNDS                               AIM Global Growth & Income Fund(2)
AIM Floating Rate Fund(2)                  AIM Global Utilities Fund
AIM High Yield Fund
AIM High Yield Fund II                     GLOBAL INCOME FUNDS
AIM Income Fund                            AIM Emerging Markets Debt Fund(2), (D)
AIM Intermediate Government Fund           AIM Global Government Income Fund(2)
AIM Limited Maturity Treasury Fund         AIM Global Income Fund
                                           AIM Strategic Income Fund(2)
TAX-FREE INCOME FUNDS
AIM High Income Municipal Fund             THEME FUNDS
AIM Municipal Bond Fund                    AIM Global Consumer Products and Services Fund(2)
AIM Tax-Exempt Bond Fund of Connecticut    AIM Global Financial Services Fund(2)
AIM Tax-Free Intermediate Fund             AIM Global Health Care Fund(2)
                                           AIM Global Infrastructure Fund(2)
                                           AIM Global Resources Fund(2)
                                           AIM Global Telecommunications Fund(2)
                                           AIM Global Trends Fund(2), (E)

(1) AIM Aggressive Growth Fund reopened to new investors November 16, 1998. (2) Effective May 29, 1998, A I M Advisors, Inc. became advisor to the former GT Global Funds. (3) On May 1, 1998, AIM Growth Fund was renamed AIM Select Growth Fund. (A) On September 8, 1998, AIM Mid Cap Growth Fund was renamed AIM Mid Cap Equity Fund. (B) On September 8, 1998, AIM Small Cap Equity Fund was renamed AIM Small Cap Growth Fund. (C) On September 8, 1998, AIM America Value Fund was renamed AIM Basic Value Fund. (D) On September 8, 1998, AIM Global High Income Fund was renamed AIM Emerging Markets Debt Fund. (E) On September 8, 1998, AIM New Dimension Fund was renamed AIM Global Trends Fund. For more complete information about any AIM Fund(s), including sales charges and expenses, ask your financial consultant or securities dealer for a free prospectus(es). Please read the prospectus(es) carefully before you invest or send money.